UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2023

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
National CineMedia, LLC (“NCM LLC”), the operating company for National CineMedia Inc., (“NCM, Inc.” or the “Company”), entered into confidentiality agreements (the “NDAs”) with certain members of an ad hoc group of secured lenders (the “Lenders”) to continue strategic discussions regarding NCM LLC’s indebtedness and the transactions contemplated by the Restructuring Support Agreement, dated April 11, 2023 that was previously disclosed. Pursuant to the terms of the NDAs, NCM LLC agreed to publicly disclose certain confidential information regarding NCM LLC and the parties’ discussions upon the occurrence of certain events (the “Cleansing Materials”). The Cleansing Materials are furnished as Exhibit 99.1 hereto.
The Cleansing Materials were not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to NCM, Inc. or NCM LLC. The Cleansing Materials should not be relied upon as a reliable prediction of future events. None of NCM, Inc., NCM LLC, or any of their respective affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of any potential transaction involving the Lenders, and none of them undertakes any obligation to publicly update the Cleansing Materials to reflect circumstances existing after the date when the Cleansing Materials were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Materials are shown to be in error.
The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.
Cautionary Statement Regarding Forward Looking Statements
This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect management’s current expectations or beliefs regarding future events, including with respect to discussions with lenders, and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, unanticipated developments that prevent, delay or negatively impact a resolution of discussions with lenders and other financial, operational and legal risks and uncertainties detailed from time to time in cautionary statements contained in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the date of this Current Report. Investors are cautioned that reliance on these forward-looking statements involve risks and uncertainties. Although the Company believes that the assumptions used in the forward-looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, actual results could differ materially from those expressed or implied in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Cleansing Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 9, 2023	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng
Chief Financial Officer